================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 26, 2001




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


           DELAWARE                    1-4300                41-0747868
  (State or Other Jurisdiction       (Commission          (I.R.S. Employer
       of Incorporation)             File Number)       Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


================================================================================

ITEM 5.  OTHER EVENTS

In connection with the reorganization of Apache Corporation's Australian assets, Apache Finance Pty Ltd ("Apache Finance"), Apache Corporation, as guarantor, and The Chase Manhattan Bank, as trustee, signed the First Supplemental Indenture, dated February 26, 2001 (the "First Supplemental Indenture"). The First Supplemental Indenture is listed under Item 7 as Exhibit 4.1 and is incorporated herein by reference.

The First Supplemental Indenture relates to the Indenture, dated as of December 9, 1997, pursuant to which Apache Finance issued its 6.5% Notes due 2007 and its 7.00% Notes due 2009.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      EXHIBITS.


EXHIBIT NO.            DESCRIPTION
-----------            -----------

4.1* First Supplemental Indenture, dated as of February 26, 2001, among Apache Finance Pty Ltd, Apache Corporation and The Chase Manhattan Bank.


--------------

*    filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       APACHE CORPORATION


Date:  March 8, 2001                   /s/ Z. S. Kobiashvili
                                       -----------------------------------------
                                       Z. S. Kobiashvili
                                       Senior Vice President and General Counsel

                                INDEX TO EXHIBITS


EXHIBIT NO.            DESCRIPTION
-----------            -----------

4.1* First Supplemental Indenture, dated as of February 26, 2001, among Apache Finance Pty Ltd, Apache Corporation and The Chase Manhattan Bank.


--------------

*    filed herewith